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                                                             EXHIBIT 23.3

                    CONSENT OF THE INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this registration statement
on Form S-4 (Registration No. 333-     ) of our report dated February 4,
1998, on our audit of the financial statements of Playboy Enterprises, Inc. We also consent to the reference to our firm under the caption "Experts."

                                    /s/ PricewaterhouseCoopers LLP


Chicago, Illinois
December 1, 1998